SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.


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                           FORM 10-Q QUARTERLY REPORT

                          FOR THE FISCAL QUARTER ENDED:

                               SEPTEMBER 30, 2001


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                                    EXHIBITS


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                                                                    Exhibit 10.1

                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT

Alliance Financial Capital. Inc. (hereby "AFC"), a California corporation, having its offices at 700 Airport Boulevard, Burlingame, California 94010 and the undersigned SELLER (hereafter "SELLER") hereby agree as follows:

A. On a transaction-by-transaction basis and at each party's sole and absolute discretion, AFC hereby agrees to buy SELLER'S accounts receivable (hereafter "accounts") on a discounted basis, including, without limitation, full power to collect, compromise, sue for, assign, or in any manner enforce collection thereof, in the name of AFC, or otherwise. Each transaction for said purchase and sale of accounts should be on a daily batch basis, which is defined as all original invoices submitted to AFC by SELLER on a particular day. AFC shall purchase said accounts, subject to the foregoing, as a group (hereafter "BULK") and each of said Bulks shall be treated as a separate transaction on AFC's books and records, which shall be accounted for as between AFC and SELLER separately and independently from all other such transactions entered into between AFC and SELLER. Each of said transactions shall be supported by a Bulk Assignment Schedule, an exemplar of which is attached hereto and made a part hereof by this reference as Exhibit "A," executed by SELLER, setting forth the transaction amount, (which is defined as the total gross face amount of all invoice(s) included in each transaction), the consideration (hereafter "ADVANCE") paid by AFC therefor, the contingency reserve, and the discount, therefor. Each of said Bulk Assignment Schedules shall be deemed a separate sale and assignment of accounts, regardless of the number of invoices listed therein, and shall incorporate the terms, conditions and provisions of this agreement.

B. AFC shall advance to SELLER toward the purchase of said accounts, the following percentage of each BULK, less sales tax, so long as SELLER is not in breach of this agreement: eighty percent (80%) up to the Account Credit Limit, (defined as the maximum amount of accounts purchased and unpaid at any time), of one million dollars ($1,000,000.00).

C. SELLER makes the following representations, warranties and covenants with respect to each such transaction which may be entered into between AFC and SELLER hereafter:

     1. SELLER shall be the sole and absolute owner of said account(s), and shall have the full legal power to make said sales, assignments and transfers.

     2. Said accounts shall be presently due and owing to SELLER with terms not to exceed net sixty (60) days, the amount(s) thereof shall not be in dispute, the payment of said account(s) shall not be in dispute, or contingent upon the fulfillment of this, or any other contract(s), past or future, and SELLER shall not know, or have reason to believe that the account debtor(s) is unable to remit payment within terms.

     3. There shall not be any set-off or counterclaims against said account(s), and said account(s) shall not have been previously assigned or encumbered by SELLER in any manner whatsoever.

     4. AFC shall have the right to reduce contingencies (the total of each Bulk, less ADVANCE and net discount) and to apply contingencies, as defined hereafter, from any transactions to any other transaction(s) between the parties by the amount of any dispute(s), discount(s), return(s), defense(s), or offset(s) taken by any account debtor(s). If contingencies are inadequate, AFC shall have the right to deduct said amount(s) from any other billing rights purchased by AFC from SELLER to demand payment of any other accounts receivable of SELLER, whether or not purchased by AFC, and/or demand reimbursement from SELLER.

     5. Said account(s) shall be the property of and shall be collected by AFC, but if for any reason any amount(s) thereof should be paid to SELLER by any of said account debtor's, SELLER shall immediately deliver all such checks or other instruments in kind to AFC.

     6. AFC shall have the power of endorsement for any purpose on any and all checks, drafts, money orders, or any other instruments in AFC's possession and payable to SELLER. SELLER hereby appoints AFC its agent for said purpose.


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     7.   SELLER shall promptly advise AFC, in writing, if SELLER's place of business is changed, a new place is added or record keeping is changed.

     8. SELLER shall provide to AFC an accounts receivable/accounts payable aging report on the first and the fifteenth day of each month, and a current income statement, balance sheet and bank account(s) statement(s) by the fifteenth day of each month, for the previous month.

     9. SELLER will comply with and perform any term, obligation, covenant, or condition contained in this agreement, or in any of the related documents, and will comply with and perform any term, obligation, covenant or condition contained in any other agreement between SELLER and AFC.

     10. Any warranty, representation or statement made or furnished to AFC by SELLER, or on SELLER's behalf under this agreement, or the related documents, shall not be false or misleading in any material respect, either now or at the time made or furnished, or will become false or misleading at any time thereafter.

D. A gross discount of twenty percent (20%) shall he held in a reserve account (Reserve) by AFC from the collection of each invoice. SELLER however shall be entitled to a rebate (gross discount less net discount) regarding each invoice, which shall be deducted from said gross discount, if such invoice amount is paid within 90 days by said account debtor(s), subject to retention by AFC of such amount as AFC deems appropriate to secure all of SELLER's obligations to AFC. The net discount shall be computed as follows:

NET DISCOUNT:
Prime Rate plus one and three quarter percent (1.75%) on net funds employed. This portion of the net discount shall be deducted from the Reserve on the last day of each calendar month during the term of this agreement and shall be based on a three hundred and sixty (360) day year. (For the purpose of this Agreement, the Prime Rate is as published every day in the Wall Street Journal. Should the Prime Rate be published in more than one section of the Wall Street Journal, the rate that is highest will be valid. Should the published Prime Rate change from the previous day, the Prime Rate of this Agreement so shall change to match the published rate, effective that day.) Additional discount of one and three quarter percent (1.75%) for the initial thirty (30) days or a part thereof per invoice amount, and one and six tenths percent (1.6%) for each subsequent thirty
(30) day period or a part thereof, per invoice amount. Redirected payment fee:
If a payment for any purchased invoice is sent by an account debtor directly to SELLER, a fee equal to fifteen percent (15%) of the invoice amount shall be deducted by AFC from the reserve account of SELLER, unless the payment is sent to AFC, in its original form, within five (5) business days. This fee is not a penalty, but is liquidated damages, to compensate AFC for additional administrative and collection expenses, interest costs and other damages resulting from such action. SELLER agrees and acknowledges that fifteen percent 15% is a fair estimate of those damages. Annual facility fee of one percent 1% of the account credit limit. For each funding request less than five thousand dollars ($5,000) a charge of two hundred and fifty dollars ($250) will be deducted from the reserve account of SELLER. Should SELLER request an expedited funding, which is defined as an advance taking place on the same day as the invoices are presented, a charge equal to the greater of one half of one percent (.5%) of the amount presented for financing, or two hundred and fifty dollars ($250) will be deducted from the reserve account of SELLER.

TERM:
The term of this agreement shall be for twelve (12) months from the date of the initial advance with a minimum average net funds employed balance equal to twenty percent (20%) of the account credit limit for each calendar month. ($200,000) If the minimum average daily account balance is not met in any month, AFC will charge additional fees to be deducted from the reserve account. The additional fees will be calculated by deducting the average daily balance in any calendar month and subtracting it from the minimum average daily account balance as set forth in this agreement. The result, if a positive number, will be multiplied by the net discount calculated by assuming this amount was outstanding and accruing fees for each day of the calendar month, and will be deducted from the Reserve. This term shall renew automatically in twelve (12) month increments unless a written request for termination is received by AFC, sent certified mail, return receipt requested, at least thirty (30) days prior to the renewal date. Should SELLER request a termination of this agreement at any time and for any reason, SELLER acknowledges that AFC has the right to collect minimum monthly fees by assuming that the minimum average daily balance was outstanding and accruing fees for each month remaining in the term, not as a penalty, but as liquidated damages, to compensate AFC for loss of profits, recovery of expenses and other damages resulting from such

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premature termination. SELLER agrees and acknowledges that it would be very difficult or impossible to calculate such amounts, and that full payment of the minimum monthly fee for each month in the remainder of the term is a fair estimate of those damages. For any portion of any month remaining in the term, the minimum monthly obligation shall be prorated accordingly.

All checks received by AFC will be credited on the actual date of receipt. The collection period, regarding each specific invoice, shall he calculated by counting the days from the date of each ADVANCE through and including five (5) business days after the date upon which the total monies collected from said account debtor(s), is equal to or greater than the sum of the ADVANCE and the net discount (gross discount less rebate). AFC shall remit to SELLER its contingency reserve (all sums collected in excess of a sum equal to the net discount and advance) regarding each invoice, providing SELLER is not in default or breach of this agreement.

E. Should any of the above warranties expressed by SELLER be inaccurate, or if a material adverse change occurs in SELLER's financial or other condition, or AFC believes the prospect of payment or performance of this agreement is impaired, and AFC declares SELLER to be in default of this agreement, fees shall accrue at one and one half times the contractually negotiated rate until such time as AFC, at its sole discretion, declares the default to be cured. Should any of the above warranties expressed by SELLER be inaccurate, and it becomes necessary for AFC to utilize an attorney to enforce its rights against SELLER, SELLER agrees that such attorneys' fees shall be borne by SELLER. This includes, but is not limited to, AFC's attorney's fees and, AFC's legal expenses, whether or not there is a lawsuit, associated with the voluntary or involuntary bankruptcy of SELLER or the principal(s) of SELLER, including efforts to modify or vacate any automatic stay or injunction, petitions for the use of cash collateral, reorganization of SELLER, fees incurred by AFC in the collecting of an account for which there has been a breach of any representations, warranties or covenants as set forth in this agreement, or a partial or total failure or delay in payment by an account debtor for any reason, including insolvency, bankruptcy, or the financial inability to pay, or other actions, including appeals, on behalf of SELLER or AFC. Seller also will pay any court costs, in addition to all other sums provided by law.

F. SELLER hereby authorizes AFC, at its sole discretion, and on prior written notice to SELLER, to set funding limits for each account debtor. AFC may, in its sole discretion, elect to reduce the advance percentage of any account debtor as part of its credit evaluation of the account debtor, AFC shall have the right in its sole discretion after 90 days from the invoice date, or if any of the representations, warranties or covenants are inaccurate, and reasonable notice to SELLER, to demand payment from SELLER, for any unpaid invoices sold, assigned and transferred to AFC by SELLER, pursuant to the terms and conditions hereof, or to proceed against SELLER or against any account debtor(s) for the collection or offset of any unpaid invoice or amount due. SELLER agrees that in the event an invoice goes past 90 days of the invoice date, or if any account debtor asserts at any time any deduction, dispute, contingency, offset, or counterclaim with respect to any invoice. SELLER shall remunerate AFC with additional verified invoices or financial reimbursement for the amount advanced with respect to a particular invoice, plus all accrued fees with respect to a particular invoice, plus an adjustment fee of one percent (1%) of the amount of the invoice. As security for the payment of AFC's fees and other charges and for the payment of advances made by AFC to or on behalf of SELLER. SELLER hereby grants a security interest in and to the following described property, whether now or hereafter owned or existing, leased, consigned by or to, acquired by Seller and regardless of where located: (1) All accounts, deposit accounts, contract rights, chattel paper, general intangibles, instruments, documents, letters of credit, bankers acceptances, drafts, claims, causes of action, rights in and under insurance policies, rights to tax refunds and inventory and all proceeds of the foregoing, including Seller's rights to any returned or rejected goods; (2) All Seller's rights to monies, refunds, and other amounts, due from whatever source, including Seller's right of offset and recoupment; (3) All goods, including but not limited to equipment, farm products, machinery, furniture, furnishings, fixtures, tools, supplies, motor vehicles, and (4) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds and reserving the right to file and prosecute lawsuits, pertaining thereto, in SELLER's or AFC's name or otherwise; (5) All books and records relating to the same; (6) Seller irrevocably appoints Buyer and any of Buyer's officers as Seller's attorney to execute such financing statements, continuations and amendments and to take such other actions as Buyer deems appropriate to perfect and continue the perfection of the security interest granted hereunder.

G. AFC warrants that it will use its best efforts to collect the amounts due under this Agreement, and SELLER agrees that AFC may, in its sole discretion, settle, compromise, or otherwise accept payment of less than the full

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amount, if in its judgment such action is necessary to effect collection. SELLER agrees that the amount of such reduction shall be applied as a reduction of the contingency reserve.

H. If it should become necessary for AFC to enforce its rights against the account debtor(s) SELLER agrees that AFC may apply a maximum sum equal to the total unpaid contingency reserve of SELLER, to compensate AFC for its attorney's fees therefore. AFC may correct patent errors herein or in any BULK Assignment Schedule executed by SELLER and fill in blanks. Any provision hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. The laws of the State of California shall govern the validity, interpretation, enforcement and effect of this agreement, and SELLER hereby consents to the exclusive jurisdiction of all courts in the County of San Mateo, in the State of California. AFC AND SELLER EACH HEREBY WAIVE ITS RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CONTROVERSY OR CLAIM. SELLER acknowledges receipt of a true copy and waives acceptance hereof. If the SELLER is a corporation, this agreement is executed pursuant to the authority of its Board of Directors. AFC and SELLER as used in this agreement include the heirs, executors, or administrators, successors or assigns of those parties. The obligations of SELLER and guarantors herein shall be joint and several. AFC is hereby authorized to obtain periodic Experian credit reports concerning all signatories hereof. AFC may inspect and audit SELLER's and guarantor's books and records during normal business hours, the actual cost of which shall be reimbursed by SELLER to AFC.

I. SELLER agrees to reimburse AFC for any of its out-of-pocket incidental costs and expenses, including but not limited to costs for wire transfers of funds, credit reports, delivery services, lockbox maintenance, document searches, postage, quarterly on site account auditing fees (not to exceed five hundred and seventy five dollars ($575) per day, maximum of three (3) days) per audit, and other services. Quarterly off site auditing consists of auditing of the accounts receivable and financial statements, bank statements, accounts receivable/payable aging reports, and any other reports that may be required to provide AFC with information necessary to the audit process. Failure by SELLER to provide any documentation as stipulated in Paragraph C, Number 8 of this Agreement will result in SELLER being liable for the maximum charge for on site auditing during that quarter, whether an on site audit has taken place or not. Should SELLER provide all documentation as stipulated in Paragraph C. Number 8 of this Agreement, an on site audit will not take place unless the SELLER is declared in default by AFC, or there is a material deterioration in the performance of SELLER. For purposes of this agreement, each quarter will be each ninety (90) day period of time from the date of the initial advance. Should SELLER wish to dispute any action taken by AFC at any time during the term of this agreement, SELLER must request a review in writing of the action within ninety (90) days of its occurrence. Should SELLER fail to submit its request for a review within ninety (90) days, SELLER waives any right to have the action reviewed. SELLER authorizes AFC to initiate any credits to my account(s), or debits from my account(s) via wire transfer or Automated Clearing House (ACH) transfer for the purpose of making advances, or to disburse other bindings, or to correct any errors that may have been made in connection with the transfer of any funds into my account(s).

J. This agreement contains the entire agreement between the parties with respect to the contemplated transactions, and it may not be modified or any of its terms waived, except by an instrument in writing signed by the party or parties to be charged, and no collateral representations, whether oral or written, shall survive execution of this agreement.

IN WITNESS, WHEREOF, the parties have duly executed this ACCOUNTS RECEIVABLE FINANCING AGREEMENT this 12th day of September 2001 at Burlingame, California.


ALLIANCE FINANCIAL CAPITAL, INC.     (SELLER)  Health & Nutrition Systems
                                               International, Inc.
                                               ---------------------------------

By:                                  By:      /s/ Steven Pomerantz
     ------------------------------     ----------------------------------------
(Signature)                                   (Signature)

Its:                                 Its:     CEO
      -----------------------------         ------------------------------------
(Title)                              (Title)

                                     Witness:          /s/ Albert Dugan
                                              ----------------------------------

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                            VALIDITY INDEMNIFICATION
                            ------------------------

Re: Health & Nutrition Systems International, Inc. ("SELLER") and Alliance Financial Capital, Inc. (AFC) Accounts Receivable Financing Agreement and related documents of even date.

The undersigned are the officers of SELLER and in order to induce AFC to extend factoring accommodations to the "SELLER", pursuant to the Agreements with the "Seller", the undersigned hereby warrants, represents and promises to AFC as follows:

The undersigned acknowledges and agrees that "Seller" has made the following representations, warranties and promises to AFC:

     1. All "Seller" accounts which have been or will be reported to AFC by or on behalf of the "Seller" under the Agreements and in which AFC holds a security interest ("Accounts"), whether such reports are in the form of accounts receivable aging reports, invoices, transmittals, shipping documents, collateral reports or financial statements, are genuine and in all respects what they purport to be, represent bona fide obligations of "Seller's" customers arising out of the sale and completed delivery of merchandise and or services sold by the "Seller" (the Sold Goods/Services") in the ordinary course of its business and in accordance with and in full and complete performance of customer's (each, and "Account Debtor") order therefore.

     2. All original checks, drafts, notes, letters of credit, acceptances and other proceeds of the Accounts, received by the "Seller," will be held in trust for AFC and will immediately be forwarded to AFC upon receipt, in kind, in accordance with the terms of the Agreements.

     3. None of the Accounts are or will be the subject of any offsets, defenses or counterclaims of any nature whatsoever, other than those offsets, defenses or counterclaims disclosed in writing by SELLER and the undersigned, prior to the sale to AFC of the invoice(s) subject to the offsets, defenses or counterclaims, and "Seller" will not in any way impede or interfere with the normal collections and payment of the Accounts. The disclosure of every offset, defense or counterclaim must state in writing the maximum potential dollar value of the offset, defense or counterclaim that could be taken by an account debtor against an invoice or series of invoices prior to submission for sale.

     4. "Seller" is presently solvent. "Solvent" means "Seller's" assets exceed its liabilities and "Seller" is able to pay its debts as they come due.

     5. The Sold Goods/Services are and will he up to the point of sales, the sole and absolute property of the "Seller," and the Accounts and Sold Goods Services will be free and clear of all liens and security interests, except the security interest of "Seller."

     6. The due dates of the Accounts will be as reported to AFC by or on behalf of the "Seller."

     7. "Seller" will promptly report to AFC all disputes, rejections, returns and resale of Sold Goods/Services and all credits allowed by the "Seller" upon all Accounts.

     8. All reports that AFC receives from the "Seller," including BUT NOT LIMITED TO those concerning its Accounts and its inventory, will be true and accurate except for minor inadvertent errors.

     9. "Seller" will not sell its inventory except in the ordinary course of business.

     10. "Seller" understands and acknowledges that in the event a bankruptcy petition is filed by or against "Seller", "Seller" cannot sell to AFC any receivables without first obtaining bankruptcy court approval. "Seller" agrees to immediately notify AFC if' "Seller" files or has filed against it any petition for relief under bankruptcy laws. "Seller" agrees it will not sell any receivables or accept any advance from AFC after Seller becomes subject to any bankruptcy law without first having obtained bankruptcy court approval on terms satisfactory with Purchaser.

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The undersigned hereby indemnities AFC and holds AFC harmless (continuously and irrevocable for so long as the "Seller" is indebted to AFC), from any direct or indirect damage or loss including any costs (including reasonable attorney's fees and expenses) incurred by AFC in relation to such damage or loss which AFC may sustain as a result of the breach of any of the above representations, warranties or promises or of Alliance Financial Capital Inc.'s reliance (whether or not such reliance was reasonable) upon any misstatement (whether or not intentional), fraud, deceit, or criminal act on the part of any officer, employee, or agent of the "Seller." The undersigned also agrees to reimburse AFC for any costs (including reasonable attorney's fees and expenses) incurred by AFC in the enforcement of this Validity Indemnification, provided AFC prevails in its dispute against the Validity Indemnitors. All such sums will be paid by the undersigned to AFC on demand. Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This agreement shall be binding upon the undersigned, and the undersigned's personal representatives, successors, and assigns. The laws of the State of California shall govern the validity, interpretation, enforcement and effect of this agreement, and SELLER hereby consents to the exclusive jurisdiction of all courts in the County' of San Mateo, in the State of California.

Upon receipt of a certified letter, return receipt requested, notifying AFC that the employment with the SELLER of any of the undersigned has been terminated for any reason, AFC will immediately suspend funding. The responsibilities of the undersigned relative to this indemnification will extend only to invoices purchased up to the date of the receipt of this letter.

IN WITNESS WHEREOF, the parties have duly executed this VALIDITY INDEMNIFICATION this 6th day of September, 2001 at Burlingame, California.




         Christopher Tisi                             Steven Pomerantz
-----------------------------------          -----------------------------------
(Print Name of Validity Indemnitor)         (Print Name of Validity Indemnitor)


/s/ Christopher Tisi                         /s/ Steven Pomerantz
-----------------------------------          -----------------------------------
(Signature of Validity Indemnitor)           (Print Name of Validity Indemnitor)


-----------------------------------          -----------------------------------
(Social Security Number)                     (Social Security Number)


-----------------------------------          -----------------------------------
(Driver's License Number)                    (Driver's License Number)


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